Law Offices

Stradley, Ronon, Stevens & Young, LLP

2600 One Commerce Square
Philadelphia, Pennsylvania 19103-7098
(215) 564-8000

Michael P. O'Hare
(215) 564-8198
mo'hare@stradley.com

June 24, 1999


VIA EDGAR
U.S. Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re: The Penn Street Fund, Inc., File Numbers: 33-95102 and 811-9078, Rule 497(e) Filing

Dear Sir or Madam,

Included with this letter for filing pursuant to Rule
497(e) under the Securities Act of 1933, as amended, are amended and restated copies of the Prospectus and Statement of Additional Information of The Penn Street Fund, Inc.
The documents are revised to reflect, among other things:
(i) changes in the name, objective, policies, investment manager and a reduction in investment management fees of the Global Equity Portfolio (now named McGlinn Balanced
Portfolio); and (ii) a reduction in management fees and the imposition of a contractual fee waiver for the Global
Income Portfolio.

Please direct any questions regarding this filing at the number listed above, or, in my absence to Lisa Matson, Esq.
at (215) 564-8003.

Very Truly Yours,



Michael P. O'Hare


cc:  Louis J. Sozio
Stephen W. Kline, Esq.

MPO/acf







The Penn Street Fund, Inc.
   McGlinn Balanced Portfolio
Global Income Portfolio

Prospectus
Dated March 9, 1999    and
Amended and Restated June 24, 1999

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



   The Penn Street Fund is made up of two separate investment portfolios: the McGlinn Balanced Portfolio and the Global Income Portfolio. Shares of the Portfolios are sold on no-load basis to individual and institutional investors seeking diversified investment portfolios, based on active research and management.

Table of Contents
McGlinn Balanced Portfolio
Investment Objective and Philosophy                    5
Principal Investment Strategies                        5
Principal Investment Risks                             6
Fees and Expenses                                      7
Investment Advisor                                     8
Historical Performance of McGlinn Capital Management   9
Global Income Portfolio
Investment Objective and Philosophy                   11
Principal Investment Strategies                       12
Principal Investment Risks                            12
Fees and Expenses                                     13
Performance of Global Income Portfolio                14
Investment Advisor                                    15
Financial Highlights - Global Income Portfolio        16
Distribution                                          17
Year 2000 Issues                                      17
How to Purchase Shares                                17
How to Exchange Shares                                18
How to Redeem (Sell) Shares                           18
General Policies                                      19
Dividends, Distributions and Taxes                    20
Instructions for Opening, Adding to an Account        21
Redemption of Shares                                  22
For More Information                          Back Cover

McGLINN BALANCED PORTFOLIO

Investment Objective and Philosophy

The investment objective of the McGlinn Balanced Portfolio is to provide long-term growth with moderate income. The McGlinn investment philosophy is conservative and risk averse, built around the concept of capital preservation. The Portfolio's advisor, McGlinn Capital Management, Inc., uses a flexible asset allocation approach that emphasizes the selection of securities that provide sufficient current return to reduce downside risk. Using this approach, the advisor seeks to position the Portfolio to participate in advancing markets while avoiding significant loss of capital in declining markets.

In attempting to meet its objective, the McGlinn Balanced Portfolio will invest in a combination of equity, debt, and money market securities. Under normal conditions, the Portfolio will be invested approximately 60% in equities and 40% in fixed income securities. The investment mix may vary from time to time depending on the advisor's view of economic and market conditions. The advisor utilizes a top down approach based on fundamental analysis, to provide a framework for its asset allocation and security selection decisions.

The advisor will make asset allocation decisions by attempting to balance the potential for capital appreciation within the equity market with the ability to earn income in the more stable and less volatile fixed income market. In determining the appropriate balance, the advisor will assess the changing nature of the business cycle, including the potential for corporate profitability and changing interest rates, the risk/opportunity inherent in the current valuation of the fixed income and equity markets and the changing political environment as it might impact one market versus the other. For example, improving corporate profitability and an undervalued equity market relative to the fixed income market, may indicate less risk and more opportunity for equity securities and consequently, an above normal allocation to equities versus fixed income securities.

Principal Investment Strategies

Equity Investments. The equity portion of the Portfolio will generally be invested in the stocks of large and medium size U.S. companies that the advisor believes are undervalued and offer above average potential for capital appreciation. In general, undervalued equities will exhibit valuation parameters such as price/earnings, price/sales and price/book value ratios below normal for the particular security, as well as a long-term record of earnings, dividends and reasonable profitability. From time to time, the Portfolio will invest in securities that do not pay dividends. The Portfolio will invest primarily in common stocks of U.S. issuers, and may also purchase securities convertible into common stocks, or warrants or rights to purchase common stocks. The Portfolio may invest a small portion of its assets in foreign companies (less than 10%), and normally only invests in foreign companies with global operations whose shares are traded on U.S. exchanges or through depository receipts issued by U.S. banks.

Fixed Income Investments. The fixed income portion of the Portfolio will normally be invested in U.S. Government securities and corporate bonds. While the Portfolio is authorized to invest in short, intermediate, or long-term fixed income securities, the Portfolio primarily invests in intermediate-term issues, and the average weighted maturity of the Portfolio's fixed income investments is typically in the range of 5 to 7 years.


The Portfolio generally invests in corporate bonds that have bond ratings in the top four grades according to a nationally recognized statistical rating organization such as Moody's Investor Services, Inc. or Standard & Poor's Ratings Group at the time of purchase. The securities in the fixed income portion of the Portfolio are expected to have an average rating of "A," which is the third highest rating by Moody's or S&P. The Portfolio may, however, invest a portion (not to exceed 20% of the fixed-income portion of the Portfolio) of its assets in bonds rated below investment grade, which are known as high yield securities (commonly called "junk bonds").

The Portfolio normally intends to remain substantially fully invested in equity or fixed income securities. The Portfolio will also hold a portion of its assets in high quality money market instruments in order to satisfy redemption requests, or during times when excess cash is generated or when cash is held pending the purchase of suitable investments. Money market instruments include short-term obligations of the U.S. government, its agencies or instrumentalities, bank obligations, commercial paper, repurchase agreements or money market mutual funds. The Portfolio also has authority to invest up to 100% of its assets in such short-term money market instruments for temporary defensive purposes in response to extreme or adverse market, economic or other conditions. Under these circumstances, the Portfolio may be unable to pursue its investment objective and instead, will focus on preserving investors' capital.

Principal Investment Risks

The McGlinn Balanced Portfolio is subject to risks associated with investing in stocks and bonds. The value of the Portfolio may go down, which means that you can lose money.

Equity Securities. One of the principal risks of investing in the Portfolio is that common stock prices are subject to market, economic and business risks that will cause their prices to fluctuate over time. While common stocks have historically been a leading choice of long-term investors, stock prices may decline over short or even extended periods.

Fixed Income Securities. Market prices of the Portfolio's fixed income securities respond to economic developments, especially changes in interest rates, as well as to changes in, or perceptions of, the creditworthiness of individual issuers. Generally, if interest rates increase, the prices of fixed income securities will decrease. The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities can rise or fall dramatically in response to changes in the issuer's financial health.

Asset Allocation Risks. In addition, the Portfolio's investment success depends on the skill of McGlinn Capital Management in making asset allocation judgements, and in evaluating, selecting and monitoring the Portfolio's assets. If the advisor's conclusions about economic conditions or individual securities are incorrect, the Portfolio may not perform as anticipated.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the McGlinn Balanced Portfolio. There are no sales charges or shareholder transaction expenses.

Annual Portfolio Operating Expenses*
(expenses that are deducted from Portfolio assets)

Management Fees                            0.60%
Distribution (12b-1) Fees**                0.01%
Other Expenses                             1.08%
Total Annual Operating Expenses            1.69%

*Management fees were reduced effective June 8, 1999 and other expenses were reduced effective November 7, 1998. The expenses shown here are based on these revised numbers.

**The Board of Directors has adopted a Rule 12b-1 Distribution
Plan for the Portfolio under which up to 0.25% of the Portfolio's average daily net assets can be used to pay for distribution-related expenses. See "Distribution."


The following example is intended to help you compare the cost of investing in the McGlinn Balanced Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year            3 years              5 years               10 years
$172                $533                 $918                 $1998

Investment Advisor

McGlinn Capital Management, Inc. 850 North Wyomissing Blvd., P.O.
Box 6158 Wyomissing, PA 19610-0158 is the investment advisor for the McGlinn Balanced Portfolio. McGlinn Capital Management provides the Portfolio with a continuous investment program and trading department, and selects brokers and dealers to effect securities transactions. Portfolio securities transactions are placed with a view to obtaining best price and execution and, subject to this goal, may be placed with brokers which have assisted in the sale of the Portfolio's shares.

McGlinn Capital Management was established in 1971 and currently manages approximately $4 billion in assets for clients such as corporate pension, profit-sharing and 401(k) accounts, multi-employer (union) pension funds, endowment funds, and accounts for foundations, religious organizations and substantial individual investors. The
Portfolio pays McGlinn Capital Management a monthly advisory fee at the annual rate of 0.60% of the average daily net assets of the Portfolio.

The management team responsible for managing the assets of the Portfolio, along with their positions at McGlinn Capital Management, are as follows:

Michael J. McGlinn, Chairman and CEO. Mr. McGlinn, age 42, earned his undergraduate business degree from the University of Notre Dame, and his MBA from the New York University Graduate School of Business Administration. Prior to joining the McGlinn Capital
Management team in 1980, he was employed by Ernst & Whinney as a Senior Accountant and CPA.

Jackson D. Breaks, II, President. Mr. Breaks, age 58, holds a BA in English and an MAT in English/Philosophy from Purdue University.
Before joining the team in March, 1990, he was a Senior Account
Executive at Merrill Lynch Capital Markets for seven years. He specialized in bond arbitrage, making regular presentations and publishing numerous articles in this area. Prior to his association with Merrill Lynch, he was employed at First Boston Corporation for 12 years as the co-manager of the Government Securities Department.

Daniel M. Szente, CFA, Executive Vice President and Director of Research. Mr. Szente, age 51, holds a BS in Education and his MBA in Finance from Ohio State University. For 16 years he held various senior investment positions with the State Teachers Retirement System in Columbus, Ohio, including Director of Financial Assets. Prior to joining McGlinn, he served three years as the Managing Director of Equity Investments for the $9 billion Howard Hughs Medical Institute in Chevy Chase, Maryland.

Timothy J. Timura, CFA, Executive Vice President and Chief
Investment Officer. Mr. Timura, age 37, earned his BA in Liberal Arts/Economics at Dickinson College and his MBA in Finance from the University of Wisconsin. Tim has served as Senior Manager of Equities for the $35 billion State Teachers Retirement System of Ohio. He has also held various portfolio management positions with Federated Investors, Inc., Pilgrim Baxter & Associates, and Invista Capital Management before joining McGlinn.


Historical Performance of McGlinn Capital Management

The table below shows the performance information for a composite of client accounts managed by the McGlinn Capital Management team that is responsible for managing McGlinn Balanced Portfolio. Please note that the performance results shown are those of the investment advisor and not the investment results of the Portfolio.

These accounts are managed with the same investment objective and are subject to substantially similar investment strategies and policies as those used by the Portfolio. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an individual investor might achieve by investing in the Portfolio.

The Portfolio's results may be different from the composite performance figures shown because of, among other things, differences in fees and expenses. The Portfolio's results may also be different because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions that are imposed on mutual funds.

Calendar Year                              Performance Results of
                                McGlinn Client Balanced Accounts*

1998                                                  3.6%
1997                                                 20.2%
1996                                                 14.5%
1995                                                 23.0%
1994                                                  1.5%
1993                                                 11.6%
1992                                                 10.0%
1991                                                 14.2%
1990                                                  1.4%
1989                                                 13.6%
1988                                                 10.2%
1987                                                  5.6%
1986                                                 16.2%
1985                                                 23.2%
1984                                                 12.5%
1983                                                 14.6%
1982                                                 25.6%
1981                                                 10.2%
1980                                                 15.0%
1979                                                 13.7%
1978                                                  4.5%
1977                                                  5.2%
1976                                                 18.4%
1975                                                 17.3%
1974                                                -(1.9%)
1973                                                -(4.0%)
1972                                                 13.9%
1971                                                 17.9%

Cumulative Return (28 Years)                     +2,057.6%

Annualized Return                                   +11.6%

The McGlinn Balanced Account Composite is an equal weighted composite consisting of eleven client portfolios representing $675 million in combined assets. The composite includes all client account managed according to the McGlinn Capital management's balanced approach. The composite performance figures reflect the deduction of all advisory fees and trading costs, but do not reflect custody fees, which are paid by clients directly.

GLOBAL INCOME PORTFOLIO

Investment Objective and Philosophy

The Global Income Portfolio's investment objective is to seek a rate of total return that fluctuates less than a global equity fund, by putting emphasis on income. The Portfolio's advisor, Penn Street Advisors,
Inc. ("Penn Street"), takes into account changing business cycle conditions in different countries, and tries to anticipate, and protect against, the business cycle risks involved. The Global Income Portfolio is intended for long-term investors who can accept the risks entailed in global investing. The Portfolio should not be relied upon by shareholders as a complete investment program, or used to play short-term swings in the global investment markets.

Principal Investment Strategies

The Portfolio ordinarily will invest at least 65% of its total assets in securities of companies and/or governments of at least three different countries. The global nature of the Portfolio has the potential to reduce risks substantially, but also introduces risks that do not exist in a single country fund. The Global Income Portfolio may invest in securities of governments or companies in developing countries, but only when
Penn Street believes that conditions are appropriate. In determining the appropriate distribution of investments among various countries and geographic regions, Penn Street ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors. Investing in developing countries will not be a primary activity, and such holdings may have some speculative characteristics.

Portfolio allocations are adjusted according to business cycle developments in order to take advantage of changing economic conditions and also to minimize the special risks associated with such changes. The Portfolio provides a flexible investment approach that tries to anticipate, and protect against, business cycle risks. Portfolio allocation decisions are based on the long-term view of Penn Street but are also constantly monitored for changes in economic conditions, the political situation and investment markets to determine whether events are consistent with Penn Street's expectations and whether any developments are occurring that might cause those expectations to change. The composition of each Portfolio is adjusted to reflect Penn Street's view of changing conditions.

The Global Income Portfolio invests principally in medium and long-term, liquid, high quality fixed-income securities issued by governments, supranational organizations (such as the European Coal and Steel Community, the European Economic Community and the
World Bank), and companies located in industrialized countries. To a lesser extent, the Portfolio may also invest in equity securities such as common and preferred stocks, if Penn Street believes they have an attractive rate of return with market prices that are expected to remain relatively stable in relation to the price of fixed-income securities.

In analyzing investments in the Global Income Portfolio, Penn Street will ordinarily look for a high yield along with discounted prices. The bonds included in the Global Income Portfolio will generally be issued by national governments, supranational institutions or securities of high-quality companies with liquid markets. The Portfolio may also invest in relatively high yielding equities of good quality companies at times when Penn Street believes the market price of the equity securities is likely to be more stable than that of debt securities. Ordinarily, most investments will be in government debt or the debt of supranational institutions rated at least AA by Standard & Poor's Ratings Group or a comparable rating by Moody's Investors Services, Inc.

By investing in both international and domestic fixed-income securities, the Global Income Portfolio can expand its investment horizons while providing an effective means of reducing volatility associated with concentration in a single country or region. Investing in different countries that follow different business cycles provides an effective means of diversification.

Market and maturity selections will depend on the level of interest rates available in different countries, relative interest rates within the country, i.e., the yield curve, the expected change in interest rates and the outlook for exchange rates. All of these factors will be taken into account in an effort to maximize income and capital gains potential while minimizing risk.


Principal Investment Risks

The Global Income Portfolio is subject to risks associated with business cycles in the countries in which it invests. The value of the Portfolio may go down, which means that you could lose money.

Debt Securities. Debt securities are highly affected by interest rates. When interest rates rise, bond prices generally fall. The Global Income Portfolio is principally susceptible to the risks of debt securities such that when interest rates rise, the value of the Global Income Portfolio's holdings may decline. In addition, prices of fixed-income securities generally will fall if an issuer's credit rating declines. Since the Global Income Portfolio also is permitted to invest in equity securities such as common and preferred stock, the risks associated with such securities will also affect the Global Income Portfolio.

Market Characteristics. The securities markets of countries in which the Global Income Portfolio ("Portfolio Countries") may have substantially less volume than the New York Stock Exchange or U.S. bond markets, which may result in less liquidity and greater price volatility. Securities settlement may also be subject to delays and otherwise differ from those practices customary in the U.S. markets. These risks could increase volatility or reduce performance of the Portfolio.

Foreign Currency. Investments in foreign securities will normally be denominated in foreign currencies. As a result, the Global Income
Portfolio can be significantly effected by the changes in foreign currency exchange rates.

Economic Factors and Political Factors. The economies of Portfolio Countries may be less developed or diverse than the U.S., and the outlook may be more uncertain. The Global Income Portfolio may be affected by adverse economic conditions in the Portfolio Countries. Also, the internal politics of many Portfolio Countries may not be as stable as in the U.S. Foreign governments may impose restrictions, or take other actions affecting the country's currency or companies that will affect the value of the Portfolios' investments.

Legal and Regulatory. Certain Portfolio Countries use different financial reporting standards, and may have less governmental supervision of securities markets. There also may be difficulty in enforcing the Global Income Portfolio's legal rights outside the U.S. As a result, global investing carries the additional risk that the securities in the Portfolio Countries may not perform consistent with the Advisor's expectations.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Income Portfolio. There are no sales charges or shareholder transaction expenses.

Annual Portfolio Operating Expenses*
(expenses that are deducted from Portfolio assets)

Management Fees                                  0.50%
Distribution (12b-1) Fees**                      0.00%
Other Expenses                                   0.71%
Total Annual Fund Operating Expenses             1.21%

Fee Wavier                                       0.30%
Net Annual Fund Operating Expenses               0.91%

*Management fees and other expenses were reduced effective
November 7, 1998. The expenses shown here are based on the revised numbers.

**The Board of Directors has adopted a Rule 12b-1 Distribution
Plan for the Portfolio under which up to 0.25% of the Portfolio's average daily net assets can be used to pay for distribution-related expenses. See "Distribution."




Example

The following Example is intended to help you compare the cost of investing in the Global Income Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

    1 year         3 years         5 years              10 years
    $93             $290            $504                 $1120


Performance of the Global Income Portfolio

The tables below show how the Global Income Portfolio's annual total returns have varied for the last three years. The bar chart shows changes in the Portfolio's returns over time. The second table shows how the Portfolio's average annual returns for certain periods compare with those of the Salomon Brothers World Bond Index and the Morningstar International Income Index. Both tables reflect all expenses of the Portfolio and assume that all dividends and capital gain distributions have been reinvested in new shares of the Portfolio. The information may help provide an indication of the Portfolio's risks. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

 Year by Year Total Return as of 12/31 Each Year (%).

                                                          8.39%
                              6.13%
                                           5.14%
                              1996          1997          1998

Best Quarter             3.70%        Q4 1996
Worst Quarter           -2.90%        Q1 1997

                       Average Annual Total Return as of 12/31/98
                                                   Since Inception
                                         1 Year        (11/08/95 )
Global Income Portfolio                   8.39%              7.50%
Salomon Brothers World Bond Index         9.42%              9.24%
Morningstar International Income Index    8.81%              6.74%

Investment Advisor

Penn Street Advisors, Inc., 30 Valley Stream Parkway, Great Valley Corporate Center, Malvern, PA 19355 is the investment advisor for the Global Income Portfolio. Penn Street provides the Portfolio with a continuous investment program, and trading department, and selects brokers and dealers to effect securities transactions. Portfolio securities transactions are placed with a view to obtaining best price and execution and, subject to this goal, may be placed with brokers which have assisted in the sale of a Portfolio's shares.

Penn Street Advisors was founded in 1989 by Richard T. Coghlan, who passed away on March 29, 1999. The Penn Street Portfolio management team responsible for managing the assets if the Global
Income Portfolio are as follow:
Penny Flaherty. Ms. Flaherty holds a B.A. in mathematics from Bucknell University. Prior to joining Penn Street Advisors, Ms.
Flaherty served as Executive Vice President and Chief Financial
Officer for Eastern Mortgage Services, Inc. from 1996 to 1999. Prior to this she held the positions of Executive Vice President and Treasurer of Meridian Bancorp, Inc., where she spent twenty-three years in the areas of investment portfolio and asset/liability management.

Brian R. Cassidy. Mr. Cassidy earned his B.S. in Finance and
Accounting from West Virginia University. He has served as a portfolio manager for the Global Income Portfolio since January, 1999 and from 1994 to 1998 served as the investment operations manager for the Penn Street Fund. From March, 1998 through November, 1998, Mr. Cassidy served as an assistant portfolio manager for Alliance Capital in New York City, NY. Mr. Cassidy has also worked as a tax accountant for the Internal Revenue Service (1992-1994), as a financial analyst for Hamilton & Co., in Princeton, NJ (1988-1992) and as a financial registered representative for Kidder, Peabody & Co. in Philadelphia.
PA (1986-1988).

Josephine A. Coghlan. Ms. Coghlan received her B.A. degree in
French and History from the University of Pennsylvania. She has served as an assistant portfolio manager for Penn Street Advisors since 1997, and also serves as the treasurer of the Penn Street Fund.

For its services, the Global Income Portfolio pays Penn Street Advisors a fee at the annual rate of 0.50% of the Portfolio's average net assets. The advisory fee was reduced to 0.50% from 0.72% by action of the Board of Directors at a meeting on June 14, 1999. Until January 14, 1998, the name of Penn Street Advisors was Strategic Investment Services, Inc. Penn Street Advisors is a wholly owned subsidiary of Millennium Bank, a full service bank, providing banking and trust services.

Financial Highlights
Global Income Portfolio

The financial highlights table is intended to help you understand the Global Income Portfolio's financial performance for the past three years. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that an investor would have earned on an investment in the Global Income
Portfolio (assuming reinvestment of all dividends and distribution).
This information for 1997 and 1998 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Portfolio's financial statements, are included in the annual report, which is available upon request.

                            Year ended     Year ended       Nov 8,1995+
                          Oct 31, 1998    Oct 31, 1997   to Oct 31, 1996

PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period     $9.42       $10.48        $10.00
     Net income from investment operations
     Net investment income                  0.43         0.47          0.50
     Net realized and unrealized gain on
     investments and foreign currency
     transactions                           0.43        (0.06)         0.26

  Total from investment operations          0.86         0.41          0.76

  Less distributions
  Distributions from net investment income  (0.43)      (0.90)        (0.28)
      Distributions from realized gains     (0.30)      (0.57)
       Total distributions                  (0.73)      (1.47)        (0.28)
  Net asset value, end of period            $9.55       $9.42         $10.48
  TOTAL RETURN                               9.15%       4.19%         7.79%*
  RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (in thousands) $20,321    $11,411     $12,870
    Ratio to average net assets
    Expenses                                1.81%        1.72%       1.84%**
        Net investment income               4.46%        5.39%       4.88%**
    Portfolio turnover rate                  43%          22%        29%

+Commencement of operations
*Total return has not been annualized
**Annualized


DISTRIBUTION

East Coast Consultants, Inc. (the "Distributor") serves as distributor of the Penn Street Fund's shares pursuant to an agreement which provides that the Distributor will use its best efforts to promote the sale and retention of Penn Street Fund shares. Under the Penn Street Fund's
Rule 12b-1 Plan, each Portfolio is authorized to pay annual distribution expenses up to 0.25% of average daily net assets. The Distributor elected to waive any 12b-1 fees during the past fiscal year. Because 12b-1 fees are paid on an ongoing basis, shareholders could indirectly pay more expenses over the long term than if they had paid other types of sales charges.

YEAR 2000

Year 2000 ("Y2K") issues are related to the use of computer systems that do not function properly when processing date related information on and after January 1, 2000. The Penn Street Fund has taken steps that it believes are reasonably designed to address Y2K issues with respect to computer systems used by the Penn Street Fund, its portfolio managers and other major service providers. The Penn Street Fund is also obtaining reasonable assurances that comparable steps are being taken by the Penn Street Fund's other major service providers.

The Penn Street Fund also will rely on the public filings and other statements about Y2K readiness made by the companies and issuers in whose securities the Portfolios intend to invest. Issuers in countries outside the U.S. may not be subject to the same kind of Y2K readiness disclosure that is required in the U.S. If a company in which the Penn Street Fund is invested is adversely affected by Y2K problems, the price of that company's securities also may be adversely affected. A decrease in the value of the Portfolios' holdings would have a similar impact on the price of each Portfolio's shares.


HOW TO PURCHASE SHARES

Purchase Price:
You pay no sales charges to invest in the Penn Street Fund. The price for shares of either Portfolio of the Penn Street Fund is the net asset value per share ("NAV") of the Portfolio, which is calculated at the close of the New York Stock Exchange ("NYSE") each day that the exchange is open for trading. All orders are priced at the next NAV calculated after the order is received in proper form by the Penn Street Fund. The Penn Street Fund's investments are valued based on market value, or where no quotations are readily available, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors. If the Penn Street Fund holds securities listed primarily on a foreign exchange that trades on days when the Penn
Street Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Minimum Purchases:
An initial purchase must be in the amount of at least    $25,000,     which
can be invested in either Portfolio. The Penn Street Fund, in its discretion, is authorized to waive the minimum initial purchase requirement.

There is no minimum purchase requirement for subsequent investments. Shares may be purchased in conjunction with an Individual Retirement Account (IRA). This will require additional forms to be completed which are available from the Distributor.
Shareholders interested in this option need to give careful consideration to the tax implications and the restrictions that apply. Interested investors should consult with their tax advisor before investing.


Calculating the price of portfolio shares
NAV:
The total market value of the Portfolio's investments and other assets, less any expenses and liabilities, is divided by the number of outstanding shares of the Portfolio.


HOW TO EXCHANGE SHARES

Shares of each Portfolio may be exchanged for shares of the other Portfolio, at the relative NAV of the shares, without payment of a fee. Exchanges may be made only for shares of a Portfolio which, at the time of exchange, may be legally sold in the shareholder's state of residence. For federal income tax purposes, an exchange of shares is treated as if you had redeemed shares of one Portfolio and reinvested the proceeds in shares of the other Portfolio. For information on how to exchange your shares, please contact the Penn Street Fund.


HOW TO REDEEM (SELL) SHARES

You may redeem shares of a Portfolio, without charge, on any day when the NYSE is open. The sale price will be the next NAV calculated after your order is received in proper form by the Penn Street Fund. Redemption proceeds will ordinarily be sent on the next business day, but, in any event, they will be sent no later than seven calendar days following the receipt of a redemption request in proper form.

Wire Redemption:
Payment may also be made directly to any bank previously designated by the shareholder in his or her Account Registration Form. The Penn Street Fund makes no charge for redemptions by wire, however, your bank may impose a fee for wire services.

Check Redemption:
The Penn Street Fund will honor redemption requests of shareholders who recently purchased shares by check, but will not send the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date.


Proper Form:
means the written redemption request must include the following:

1.   Shareholder's account number and name.
2.  Amount of transaction (specified either in dollar or shares).
3.  The signatures of all owners exactly as they are registered.
4. Other supporting legal documentation that might be required in the case of estates, corporations, trusts, and certain other accounts.
5.  Telephone confirmation, if required.

GENERAL POLICIES

The Penn Street Fund reserves the right to:

  refuse any exchange request in excess of 1% of the Penn Street Fund's total assets;
  change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions;
  delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions); or make a "redemption in kind" - payment in portfolio securities rather than cash if the amount you are redeeming is large enough to affect Penn Street Fund operations, or if the redemption would otherwise disrupt the Penn Street Fund (for example, if the amount represents more than 1% of the Penn Street Fund's assets).

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Each Portfolio pays shareholders' dividends from its net investment income, and distributes any realized capital gains. These distributions are generally paid annually at the end of October and December.

Dividends and distributions are automatically reinvested in additional shares of the Portfolio unless the shareholder has notified the Administrator, in writing, of an election to receive dividends and/or distributions in cash. Dividends are reinvested on the ex-dividend date, at the NAV of the shares, determined as of the close of the NYSE on that date.

Dividends (including short-term capital gains) are treated as ordinary income and distributions are treated as long-term capital gains for U.S. federal tax purposes, whether received in cash or reinvested in additional shares, and regardless of the length of time the Portfolio's shares have been held.

Dividends and distributions paid on shares purchased shortly before the record date for dividend or distribution will have the economic effect of a return of capital, even though such dividends and distributions are subject to taxes. Dividends and distributions may also be subject to state and local taxes. The Penn Street Fund will notify shareholders each year of the amount of dividends and any distributed long-term capital gains.

TO OPEN AN ACCOUNT
Initial purchase of at least    $25,000

For initial accounts: Complete an Application and return to:

Penn Street Advisors, Inc.
30 Valley Stream Parkway
Great Valley Corporate Center
Malvern, PA  19355

*  For an IRA include the tax year of contribution

Payment by Check:

Checks should be made out to:
   McGlinn Balanced Portfolio     or
Global Income Portfolio
and mailed to:

Union Bank of California Global Custody
475 Sansome Street, 15th Floor
San Francisco,  CA 94111
attn.:   Jennifer Tse

*  Separate checks are required if investing in both Portfolios.
For an IRA include the tax year of contribution.

Payment by Wire:
Must notify Transfer Agent by calling:
610-578-9944 to obtain an account number and to provide your federal tax identification number.

*  For an IRA include the tax year of contribution.

Must have bank wire transmitted to:
Union Bank of California
  ABA #1220-0049-6 for credit to Union Bank of California Global custody

  Account #09599196431       then to A/C #01643    McGlinn
Balanced Portfolio     or A/C #01644 Global Income Portfolio

TO ADD TO AN ACCOUNT
No minimum purchase for subsequent investments
Must notify the Transfer Agent in writing, stating account # and investment amount.
Send to:

Penn Street Advisors, Inc.
30 Valley Stream Parkway
Great Valley Corporate Center
Malvern, PA  19355

*  For an IRA include the tax year of contribution

Mail checks to:

Union Bank of California Global Custody
475 Sansome Street, 15th Floor
San Francisco, CA 94111
attn.:   Jennifer Tse

Make sure you write which portfolio it is for

   McGlinn Balanced Portfolio     or
Global Income Portfolio

* Separate checks are required if investing in both Portfolios.
For an IRA include the tax year of contribution.

By Wire:
Must notify the Transfer Agent by calling:
610-578-9944 and must provide them with account #, investment amount and portfolio in which you wish to invest.

*  For an IRA include the tax year of contribution.

Must have bank wire transmitted to:
Union Bank of California
  ABA #1220-0049-6 for credit to Union Bank of California Global Custody

  Account #09599196431
  then to A/C #01643    McGlinn Balanced Portfolio     or
  A/C #01644 Global Income Portfolio

REDEMPTION OF SHARES
By mail:

Write a letter of instruction that includes:
 Shareholder's account number and Portfolio name.
 Amount of the transaction (specified in dollars or shares).
 Signatures of all owners exactly as they are registered.
 How and where to send the proceeds.

Mail your request to:
Penn Street Advisors, Inc.
30 Valley Stream Parkway
Great Valley Corporate Center
Malvern, PA  19355

By phone:

Call us to request your transaction at 1-610-587-9944. You may be asked to provide proof of identification, as provided in your original application. You can request that proceeds be wired or sent by check.

By Wire:   Be sure the Penn Street Fund has your bank account
information on file. Proceeds will be wired to your bank.

By Check:   A check will be sent to the address of record.


THE PENN STREET FUND, INC.
   McGLINN BALANCED PORTFOLIO
GLOBAL INCOME PORTFOLIO

More information on The Penn Street Fund is available free upon request, including the following:

Annual/Semi-Annual Report
These reports include a discussion of recent market conditions and portfolio strategies, financial statements, detail the Penn Street Fund's performance information, list portfolio holdings, and include the auditor's report (in annual report only).

Statement of Additional Information (SAI)
The SAI provides more details about the Penn Street
Fund and its policies and is incorporated by reference into this prospectus (and is legally considered to be part of this prospectus.)

You may review and copy the SAI and other information about the Penn Street Fund by visiting the Securities and Exchange Commission's Public Reference Room in
Washington, DC or by visiting the Commission's
Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by writing to the Public Reference
Section of the Commission, Washington, DC 20549-6009.
You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room.

To obtain information:

By telephone, call collect:
610-578-9944

By mail, write to:
Penn Street Advisors, Inc.
30 Valley Stream Parkway
Great Valley Corporate Center
Malvern, PA 19355

By e-mail:  pennstreet@millenniumbanking.com

811-09078





STATEMENT OF ADDITIONAL INFORMATION

THE PENN STREET FUND, INC.
   The McGlinn Balanced Portfolio
The Global Income Portfolio


This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectus for The Penn Street Fund, Inc. (the
"Fund"). The audited financial statements of the Fund for its fiscal year ended October 31, 1998 as set forth in the Fund's Annual Report to Shareholders, and the report therein of Briggs, Bunting & Dougherty independent accountants, also appearing therein are incorporated herein by reference. The Prospectus and Annual Report are available without charge from East
Coast Consultants, Inc., the Distributor of the Fund, at 30 Valley Stream Parkway, Great Valley Corporate
Center, Malvern, PA, Telephone No. 610-578-9944.

The date of this Statement of Additional Information,
and the prospectus to which it relates, is
March 9, 1999,    as amended and
restated June 24, 1999


TABLE OF CONTENTS

Page
General Information                                         2
Investment Objectives and Policies                          2
Fundamental Policies - Both Portfolios                      2
Operating Policies - Both Portfolios                        3
Additional Investment Policies - Global Income Portfolio 3 Fixed Income Securities -

   Global Income Portfolio        4
Fixed Income Securities - McGlinn Balanced Portfolio        5
Options - Both Portfolios                                   7
Futures Contracts - Both Portfolios                        10
Lending Portfolio Securities - Both Portfolios             11
Repurchase Agreements - Both Portfolios                    12
Foreign Currency Transactions - Global Income Portfolio    12
Investment Performance                                     13
Management of the Fund                                     14
Investment Management Services                             15
Sale of Fund Shares                                        18
Distribution                                               18
Tax Status                                                 19
Principal Shareholders                                     22


GENERAL INFORMATION

The Fund is an open-end, diversified management
investment company    that was     organized as a
corporation in the State of Maryland on July 6, 1995,
but did not issue any shares until November 8, 1995.
The Fund is currently authorized to issue    one billion
(1,000,000,000) shares of common stock, par value
$0.01,     and may issue such shares in multiple series
and classes. The Fund currently issues shares in two
series (portfolios): the    McGlinn Balanced Portfolio
and the Global Income Portfolio (individually a
"Portfolio" and collectively the "Portfolios"). Each series represents interests in a separate portfolio of securities, and all shares of a series have identical voting powers, preferences, restrictions and other terms. The Fund is registered under the Investment Company Act of 1940. Until January 14,
1998, the name of the Fund was S.I.S. Mercator Fund, Inc.


INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion
   of the Portfolios' investment objectives, strategies
and risks.     The "Fundamental Policies" of the
Portfolios are described below and may not be changed without the approval of the lesser of: a vote of the holders of a majority of the outstanding shares of the Portfolio or, 67% of the shares represented at a meeting of shareholders of the Portfolio at which the holders of at least 50% or of the shares are represented.


          FUNDAMENTAL POLICIES -    BOTH PORTFOLIOS

As a matter of fundamental policy, each Portfolio will not:

(1) borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, including redemption of its shares, and then only in amounts not exceeding 33 1/3% of its total assets, valued at market. The Portfolios also may acquire futures contracts and options thereon as set forth in
(2) below;

(2) purchase or sell commodities or commodity contracts; except that the Portfolios may (i) enter into financial (including currency) futures contracts and options thereon on an initial and variation margin basis;

(3) purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

(4) make loans, although a Portfolio may enter into repurchase agreements and lend its portfolio securities;

(5) as to 75% of its total assets, purchase the securities of an issuer if as a result: (a) more than 5% of the value of the Portfolio's assets would be invested in the securities of that issuer or (b) it would own more than 10% of the voting securities of that issuer;

(6) purchase or sell real estate although it may purchase securities secured by real estate or representing interests therein;

(7)   issue senior securities;

(8) underwrite securities issued by other persons, except to the extent that a Portfolio or the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1993 in connection with the purchase and sale of securities in the ordinary course of pursuing its investment program.

          OPERATING POLICIES -    BOTH PORTFOLIOS

The following operating policies have been established by the Board of Directors. A Portfolio will not:

(1)   invest in companies for the purpose of
exercising management or control;

(2) purchase a security if, as a result of such purchase, more than 15% of the value of the Portfolio's net assets would be invested in illiquid securities, including repurchase agreements which do not provide for payment within seven days;

(3) purchase securities of any investment company, except in compliance with the Investment Company Act of 1940; or

(4)   sell securities short.

Operating policies are established, and may be changed, by the Board of Directors without approval of shareholders.

                ADDITIONAL INVESTMENT POLICIES -
                    GLOBAL INCOME PORTFOLIO

In determining the appropriate distribution of investments among various countries and geographic regions, the Advisor ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships;
and the range of individual investment opportunities available to international investors.

In analyzing investments in the Global Income
Portfolio, the Advisor will ordinarily look for a high and sustainable real and nominal income flow.
The bonds included in the Portfolio will generally be issued by national governments, supranational institutions or securities of high-quality companies with liquid markets. The Global Income Portfolio may also invest in relatively high yielding equities of good quality companies at times when the Advisor believes the market price of the equity securities is likely to be more stable than that of debt securities. Ordinarily, most investments will be in government debt or the debt of supranational institutions rated at least AA by Standard & Poor's
Corporation ("S&P") or a comparable rating by Moody's
Investors Services, Inc. ("Moody's").

Ordinarily, the Portfolio will hold at least 65% of its investments in at least three different countries, but may invest in fixed income obligations of only one country for temporary, defensive purposes. Normally, the Portfolio's assets will be invested principally in fixed income securities issued or guaranteed by the U.S. or foreign governments, their agencies and instrumentalities and supranational organizations. To a lesser extent, investments may be made in domestic and foreign corporate obligations rated at least investment grade
(BBB), and obligations of, or guaranteed by, foreign governments rated at least BB, or its equivalent; see the section on "Fixed Income Securities." There may also be circumstances when the Portfolio will hold equities, including preferred and convertible stocks, and relatively high yielding, high quality common stocks, but not in excess of 40% of the total value of the Portfolio. Such investments will be made, if conditions seem appropriate, in order to protect the capital value of the Portfolio while continuing to emphasize income. This will depend on circumstances at the time, and available investment opportunities, and will become more likely if interest rates are expected to increase.

Allocation decisions will depend on the level of
interest rates available in different countries,
relative interest rates within the country, i.e., the
yield curve, the expected change in interest rates
and the outlook for exchange rates. These conditions
will depend on, among other things, fiscal policy,
monetary policy, the balance of payments, inflation
and the growth rate of the economy. Country
allocations, sector and asset selections, as well as
duration and maturity decisions will be based on the
Advisor's continuing research of economic, financial
and political developments in the major
industrialized countries. Portfolio holdings will be
widely diversified. The    Portfolio     may invest in
securities of companies and governments in the Far
East, Western Europe, South Africa, Australia,
Canada, as well as the U.S. and other areas. The
   Global Income Portfolio     does not intend to invest
more than 10% of the value of its total assets in
securities of governments or companies in developing
countries. The investment objectives of the    Global
Income Portfolio     may not be changed without
shareholder approval.

The    Global Income Portfolio     is managed in accordance
with the concept that broad diversification across individual assets, sectors, asset types, countries and time, applied consistently according to quantitative forecasts of changing business cycle conditions in the United States and other countries, can reduce risk and increase returns. Asset selection is based, in part, on the Advisor's view of the business cycle, not only in a single country but within all the major economies. Considerations that the Advisor believes are crucial to rational asset allocation include: the expected direction of interest rates, including movements in the yield curve, the anticipated direction of exchange rates, the perceived direction of economic activity and corporate profitability, inflation and inflationary expectations, central bank policies, taxes, other fiscal policies as well as money and credit growth.

        FIXED INCOME SECURITIES -    GLOBAL INCOME PORTFOLIO

The Global Income Portfolio     may invest in fixed-
income securities of the types described below,
having intermediate and long maturities. Ratings are
determined at the time of purchase and the    Portfolio
is     not obligated to sell securities in the event of a
subsequent rating reduction.

The    Global Income Portfolio     may invest in debt
securities issued by the U.S. Treasury, including
bills, notes and bonds, U.S. Government Agency
Obligations issued or guaranteed by U.S. government-
sponsored instrumentalities and federal agencies,
debt securities issued by foreign governments and
supranational organizations, such as the European
Coal and Steel Community, the European Economic
Community and the World Bank rated at least AA by S&P
or a comparable rating by Moody's. In addition, the
   Portfolio     may invest in U.S. and foreign corporate
debt securities, including banks (e.g., bonds and
debentures) which are rated at least Baa by Moody's
or BBB by S&P or, if unrated, when the Advisor
determines that they are of comparable quality to
similar issues of the same issuer rated at least BBB
or Baa. However, the Fund will not invest more than
10% of its assets below a Baa rating. The    Portfolio
may also invest in debt securities issued, or
guaranteed, by governments if they are rated at least
Ba by Moody's or BB by S&P and the    Advisor     considers
the risk/return to be acceptable. Debt securities rated Ba or BB may have some speculative characteristics.

                   FIXED INCOME SECURITIES -
                   MCGLINN BALANCED PORTFOLIO

The McGlinn Balanced Portfolio may invest in short, intermediate, or long-term fixed-income securities.
The Portfolio primarily invests in intermediate-term issues with an average weighted maturity in the range of 5 to 7 years. A fixed-income security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issuer. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The ability of the Portfolio to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the Portfolio invests to meet their obligations for the payment of interest and principal when due.

Fixed-income securities in which the Portfolio may invest include, but are not limited to: U.S.
Government obligations, including bills, notes, bonds, and other debt securities issued by the U.S.
Treasury. These are direct obligations of the U.S.
government and differ mainly in the length of their maturities. The Portfolio may also invest in U.S.
Government agency securities issued or guaranteed by U.S. government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government
National Mortgage Association, Federal Home Loan
Bank, Federal Land Banks, Farmers Home
Administration, Banks for Cooperatives, Federal
Intermediate Credit Banks, Federal Financing Bank,
Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority.

The Portfolio generally invests in corporate bonds that have bond ratings in the top four investment grades. These grades are Aaa, Aa, A and Baa (in
Moody's ratings) and AAA, AA, A and BBB (in S&P's ratings). The securities in the fixed-income portion of the Portfolio are expected to have an average rating of "A," which is the third highest rating by Moody's or S&P. The Portfolio will not purchase more than 20% of its fixed-income securities in an investment grade below a Baa (in Moody) or a BB (in
S&P) rating. A debt security may cease to be rated, or its rating may be reduced, but the Portfolio will not be required to sell a security if its rating is reduced subsequent to the Portfolio's purchase.

The Portfolio may invest a portion (not to exceed 20% of the fixed-income portion of the Portfolio) of its assets in bonds rated below investment grade, which are known as high-yield securities (commonly called
"junk bonds"). The Portfolio's investments in high-yield securities expose it to a substantial degree of credit risk. Prices of high-yield securities can rise or fall dramatically in response to changes in the issuer's financial health. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

Since investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yields from such securities normally exceed those obtainable from higher-quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default--that is, the nonpayment of issue and principal by the issue than higher-quality investments. The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. In addition, many issuers of junk bonds are substantially leveraged, which may impair their ability to meet their obligations, and therefore increase their risk of default.

For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, such issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.
The Portfolio may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities which trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Portfolio's ability to dispose of particular issues, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing its portfolio holdings. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales.

              OPTIONS - BOTH PORTFOLIOS

Writing Listed Covered Call Options.     The Portfolios
may write (sell) listed (exchange traded) covered call options and purchase listed options to close out options previously written. In writing covered call options, a Portfolio would expect to generate premium income, which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the optioned security or currency. Covered call options will generally be written on securities or currencies which, in the Advisor's opinion, are not expected to experience any major price increases in the near future but which, over the long term, are deemed to be attractive investments.

A call option gives the buyer the right to purchase a security or currency at a specified price (the exercise price), at expiration of the option
(European options) or at any time until the expiration date of the option (American options). As long as the obligation of the writer of a call option continues, the buyer may require the seller to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the option, or such earlier time when the writer effects a closing transaction by purchasing an identical option. To secure the obligation to deliver the underlying security or currency, the option seller must deposit in escrow the underlying security or currency or other assets in accordance with the rules of the clearing corporation. The Portfolio will sell covered call options, only. This means that the Portfolio will own the security or currency subject to the option, or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the option it has sold, or will establish and maintain with its custodian for the term of the option, a segregated account consisting of cash, U.S. government securities or other liquid, high-grade debt obligations having a value equal to the market value of the optioned securities or currencies, and marked to market daily. A Portfolio will not write a covered call option if, as a result, the aggregate market value of all optioned portfolio securities or currencies and put option obligations exceeds 25% of the market value of the Portfolio's net assets.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolios' investment objectives. The
Advisor believes writing covered call options is a conservative investment technique involving relatively little risk (in contrast to writing uncovered options), but capable of enhancing a Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase of the optioned security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. If a call option which the Fund has written expires, the Fund will realize income in the amount of the premium. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency.

The premium received is the market value of an option. This value is established by market factors and ordinarily fluctuates from day to day. In determining whether a particular call option should be written on a particular security or currency, the Advisor will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, to permit the sale of the underlying security or currency, or to permit the Portfolio to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. There is, of course, no assurance that a Portfolio will be able to effect such closing transactions at favorable prices. If the Portfolio cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold.

Call options written by a Portfolio will normally have expiration dates of less than nine months from the date written. From time to time, a Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

A Portfolio will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

   Purchasing Listed Call Options.     The Portfolios may
purchase listed call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency, at the exercise price, at any time during the option period (American option) or at the expiration date of the option
(European option). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased for the purpose of increasing current return, to avoid tax consequences which might reduce its current return, or to acquire the optioned securities or currencies.

The purchase of a call option enables the Portfolio to acquire the optioned securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also enable a Portfolio to purchase a large block of securities or currencies that would be difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option and transaction costs.

A Portfolio may also purchase call options on securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses. Purchasing call options entails the risk that the price of the optioned securities will not exceed the exercise price of the option in which case the option will expire without value.

   Purchasing Listed Put Options.     The Portfolios may
purchase listed put options. As the holder of a put option, the Portfolio has the right to sell the optioned security or currency at the exercise price at any time during the option period. A Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.
A Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies.
Such an option would permit the Portfolio to sell the optioned security or currency at the exercise price regardless of any decline in the value of the security or currency. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Advisor deems it desirable to continue to hold the security or currency because of tax considerations.
The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

A Portfolio may also purchase put options when it does not own the optioned security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction, in which case the Portfolio's profit or loss on the transaction will depend on whether the price it paid for the option exceeds the price it received on its sale (plus transaction costs).

   Dealer Options.     The Portfolios may also buy and sell
dealer options. Certain risks are specific to these options. While the Portfolio looks to a clearing corporation to exercise listed options, if a Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio, as well as loss of the expected benefit of the transaction.

Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio sold the option. While the Portfolio will seek to enter into dealer options only with dealers who will agree, and which the Advisor believes, will be capable of entering into closing transactions, there can be no assurance that a Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration.
Until the Portfolio, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate the option securities or currency until the option expires or is exercised. In the event of insolvency of the contra party, the Portfolio may be unable to liquidate a dealer option. The inability to enter into a closing transaction may result in material losses to a Portfolio.

Dealer options and the assets used to secure dealer options currently are considered illiquid securities.
Accordingly, dealer options will be subject to the Portfolios' restriction that not more than 15% of the value of a Portfolio's assets may be invested in illiquid securities.


           FUTURES CONTRACTS -    BOTH PORTFOLIOS

The Portfolios may enter into financial futures contracts, including stock index, interest rate and currency futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of specific securities or currencies at a specified future time and at a specified price. Financial futures contracts which are standardized as to maturity date and the underlying financial instruments are traded on national futures exchanges, and include futures contracts on equity securities, debt securities and foreign currencies. The Portfolios will only buy and sell standardized contracts.

Securities index futures contracts may be used to provide a hedge for a portion of a Portfolio's, as a cash management tool, or as an efficient way for the Advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. A Portfolio may purchase or sell securities index futures with respect to any securities index whose movements are expected by the Advisor to have a significant correlation with movements in the prices of all or portions of the Portfolio's securities.

Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio or protect the Portfolio from effects of currency fluctuations. In this regard, a Portfolio might sell interest rate futures as an offset (hedge) against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates. The Portfolios will engage in transactions in financial futures contracts and options thereon only for bona fide hedging, return enhancement and risk management purposes.

Transactions in financial futures contracts, and options thereon, will be limited so that margin on transactions not considered hedging under the rules of the Commodities Futures Trading Corporation will not exceed 5% of a Portfolio's net assets. When a Portfolio has a long position in a futures contract or sells a put option on futures contracts or securities, it must establish a segregated account with its custodian bank containing cash or highly liquid, short-term U.S. government securities in an amount equal to the purchase price of the contract or the strike price of the put option (less any margin on deposit). When the Portfolio sells a call option on a futures contract, it must establish a segregated account with its custodian bank containing cash or highly liquid, short-term U.S. government securities in an amount that, when added to the amount of the margin deposit, equals the market value of the instruments underlying the call option (but are not less than the strike price of the call option).

Successful use of futures contracts for hedging purposes is subject to the Advisor's ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in a market, the index or indices, securities or currencies on which the futures are written might advance and the value of securities or currencies held in the Portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its portfolio securities or currencies. However, while this might occur to a certain degree, the Advisor believes that over time the value of the Portfolio's investments will tend to move in the same direction as the securities or currencies underlying the futures, which are intended to correlate to the price movements of the portfolio securities or currencies sought to be hedged. It is also possible that if a Portfolio were to hedge against the possibility of a decline in the market (adversely affecting securities or currencies held in its portfolio) and prices instead increased, the Portfolio would lose part or all of the benefit of increased value of those securities or currencies that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio had insufficient cash, it might have to sell securities or currencies to meet daily variation margin requirements. Such sales of securities or currencies might be, but would not necessarily be, at increased prices (which would reflect the rising market). A Portfolio might have to sell securities or currencies at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying stock index, security or currency due to market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Also, the margin requirements in the futures market are less than margin requirements in the securities markets;
as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Advisor might not result in a successful hedging transaction over a very short time period.

        LENDING PORTFOLIO SECURITIES -   BOTH PORTFOLIOS

For the purpose of realizing additional income, each Portfolio may make loans of securities amounting to not more than 33% of its total assets. Securities loans would be made to broker-dealers and financial institutions pursuant to agreements requiring the loans to be secured by collateral at least equal to the current value of the securities lent and "marked-to-market" on a daily basis. Collateral will consist of cash, U.S. or foreign securities, letters of credit or cash equivalents. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call a loan at any time. The Portfolio will not have the right to vote securities while they are on loan, but it will call a loan in anticipation of any important vote.
The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made after analysis of the pertinent facts by the Advisor when, in the judgment of the Advisor, the income from such loans would justify the risk.

               REPURCHASE AGREEMENTS -    BOTH PORTFOLIOS

The Portfolios may enter into repurchase agreements with banks or broker-dealers. Under the Investment
Company Act of 1940, repurchase agreements are considered collaterized loans by the Portfolio to the seller, secured by the securities transferred to the Portfolio. Repurchase agreements will be fully collateralized by securities in which the Portfolios are authorized to invest. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Portfolio might experience delay or difficulty in recovering its cash. If, in the meantime, the value of the collateral had decreased, the Portfolio could experience a loss. The
Fund considers repurchase agreements having a maturity of more than 7 days to be illiquid securities and they are subject to the Fund's policy that a Portfolio may not invest more than 15% of its net assets in illiquid securities.

                  FOREIGN CURRENCY TRANSACTIONS -
                              GLOBAL INCOME PORTFOLIO

The    Portfolio     may engage in forward foreign currency
transactions to settle foreign securities transactions and/or manage foreign currency risk. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract is agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged for trades.

The    Portfolio     will generally enter into forward
foreign currency exchange contracts in two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to lock in the U.S. dollar price of the security, by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions. The Portfolio will be able to protect itself against a loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Advisor believes that the currency of a particular foreign country may suffer from, or enjoy, a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of one or more foreign currencies, approximating the value of some or all of the Portfolio's portfolio securities denominated in that foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency, in the Advisor's judgment, act as an effective proxy for the Portfolio's currency exposure. The prediction of short-term currency market movement is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain. The Advisor will consider the effect a substantial commitment of Portfolio assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities. Other than as set forth above, and immediately below, the Portfolio also will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets denominated in that currency provided the excess amount is covered by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospects for currencies will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.


INVESTMENT PERFORMANCE

Total Return

The annual return of    the Global Income Portfolio for
the latest fiscal year ending October 31, 1998 was
9.15%.
The annualized total return of the    Global Income Portfolio
for the period beginning November 8, 1995 and ending
October 31, 1998 was 7.78%.

Annual Total Return figures for the McGlinn Balanced
Portfolio are not presented, because McGlinn Capital
Management, Inc. commenced management of the Portfolio under revised investment objectives and policies effective April 5, 1999 and the Portfolio has not established a performance record.

The Portfolios compute their average annual total return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of the hypothetical
$1,000 initial payment by $1,000 and taking the root of the quotient equal to the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.
Average annual total return figures are determined in accordance with standard SEC requirements. The
Portfolios compute their aggregate total return by determining the aggregate compounded rate of return during a specified period that likewise equates the initial amount invested to the ending redeemable value of such investment. The calculations of average annual total and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring charges.
The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all non-recurring charges at the end of the period covered by the computations.

Yield

The 30 day yield as of October 31, 1998, of the Global Income Portfolio was as follows:

        Global Income Portfolio         4.92%

The yield of the Portfolio may be calculated by dividing the net investment income per share earned by the Portfolio during a 30 day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis. The Portfolio's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.


MANAGEMENT OF THE FUND

The Fund is governed by a Board of Directors which is responsible for protecting the interests of shareholders. The Directors are experienced persons who meet throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance.

The officers and directors of the Fund are listed below. Unless otherwise noted, the address of each is 30 Valley Stream Parkway, Great Valley Corporate
Center, Malvern, Pennsylvania 19355.

   Roger S. Hillas*     Age 71. During the last five years, Mr.
Hillas has served on the Board of Toll Brothers, Inc.
Previously, Chairman of Meritor/PSFS, Chairman of PNC
Corp. and Chairman and CEO of Provident National
Bank.

Howard W. Gross     Age 68. During the last five years,
Mr. Gross has served as Director of the Fund; and Business Consultant, West Palm Beach, Florida.
Previously, Executive Vice President, Henkel Corp.

Stephen Michael Alexander     Age 48. During the last
five years, Mr. Alexander has served as Director of the Fund, and Chief Executive Officer, IHI Alchen,
Inc., Bryn Mawr, Pennsylvania.

Lee G. Fishman     Age 44. During the last five years,
Mr. Fishman has served as Director of the Fund; and President, BPM Group, Inc., Merion Station,
Pennsylvania.

Brian R. Cassidy     Age 34. During the last five years,
Mr. Cassidy has served as a Portfolio Manager for the Fund; except during 1998 when he worked for Alliance
Capital.

Josephine A. Coghlan        Age 24.     Portfolio Manager and
Treasurer since 1997. From 1994-1997, Ms. Coghlan attended the University of Pennsylvania.

Jan L. Gill     Age 41. Secretary of the Fund since 1995.
Prior to 1995 Ms. Gill worked at Martin Dale Andres,
Conshohocken, Pennsylvania.

   * Mr. Hillas is an "interested" director of the Fund, under the Investment Company Act of 1940, by reason of being affiliated with the bank.


                                                              Total
Name of          Aggregate     Pension or         Estimated   Compensation
Person,        Compensation    Retirement         Annual      From Registrant
Position     From Registrant   Benefits Accrued   Benefits    and Fund
            (Director's Fee)   as Part of         Upon        Complex Paid to
                               Fund expenses      Retirement  Directors


   Roger S. Hillas,   -0-             -0-              -0-             -0-
Director

Howard W. Gross,     $2,000           -0-              -0-            $2,000
Director

Stephen Michael      $2,000           -0-              -0-            $2,000
Alexander,
Director

Lee G. Fishman,      $2,000           -0-              -0-            $2,000
Director


   The Fund pays directors, except Mr. Hillas, fees of $2,000 per year, as shown above, plus reimbursement of expenses of attending meetings of the Board.


INVESTMENT MANAGEMENT SERVICES

   Under the Management Agreements with the Fund, each Advisor is responsible for supervising and directing the investments of their Portfolio in accordance with the Portfolio's investment objectives, policies and restrictions. Each Advisor is also responsible for placing all security transactions of their Portfolio, and for negotiation of commissions.

In transactions on U.S. stock exchanges, commissions are negotiated. Traditionally, commission rates have generally not been negotiated on foreign stock markets. In recent years, however, an increasing number of foreign stock markets have adopted systems of negotiated rates, although a number of markets continue to operate with schedules of minimum commission rates. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the security price usually includes a markup. In underwritten offerings, the price includes a disclosed, fixed commission.

It is expected that securities will ordinarily be purchased in the primary markets for the securities, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed, by the Advisor, the primary market.

In purchasing and selling portfolio securities, the Advisor seeks to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. Commission rates are checked for competitiveness by reference to rates paid by other institutional investors similar to the Fund. The Advisors will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services they provide to the Advisor of the Fund.

   Each Advisor may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission for executing a transaction that is in excess of the commission another broker would have charged for executing the transaction if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage or research services provided. The
Advisor may effect principal transactions on behalf of their Portfolio with dealers who furnish research services and designate any such dealer to receive selling concessions, discounts or other allowances in connection with the acquisition of securities in underwritings.

The Advisors receive a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which the Portfolios are likely to invest. Each year, the Advisors assess the contribution of the brokerage and research services provided by broker-dealers, and allocate a portion of the brokerage business of its clients, including the Fund, on the basis of these assessments. In no instance is a broker or dealer excluded from receiving business because it has not been identified as providing research services. The amounts of commissions for the Global Equity
Portfolio (now McGlinn Balanced Portfolio) were
$25,801 for the fiscal year ending 1998, $30,232 for the fiscal year ending 1997, and $48,906 for the fiscal year ending 1996, and the amount of commissions for the Global Income Portfolio were $1,475 for the fiscal year ending 1998, $616 for the fiscal year ending 1997, and $3,485 for the fiscal year ending 1996.

The Investment Management Agreement between the Fund and Penn Street Advisors, Inc. for the Global Income
Fund became effective on November 7, 1998, pursuant to shareholder approval. The agreement requires the Advisor to provide the Portfolio with a continuous review of and recommendations regarding investment of the Portfolio's assets. The agreement continues in full force until November 6th, 2000 and may be continued thereafter from year to year if renewed annually by a majority vote of the Board of Directors of the Fund, or by a vote of the holders of a majority of the outstanding voting securities of the Portfolio, but in either case, in order to effect any such continuance the terms of the agreement must also be approved by a majority vote, cast in person, of those Fund Directors who are not parties to the agreement or interested persons of any such party, as defined by the Investment Company Act of 1940, at a meeting called for the purpose of considering the approval of the agreement. The agreement terminates automatically if it is transferred or assigned by either party, which would include a change of control of the Advisor, and may be terminated by either party without penalty on 60 days written notice.

Under its investment management agreement, the Portfolio paid Penn Street Advisors an advisory fee for the fiscal year ending October 31, 1998, equal to an annual rate of 0.90% of the value of the net assets. However, the Board subsequently lowered the investment management fees to an annual rate of 0.50% of the value of the average daily net assets. The total amounts paid to Penn Street Advisors by the Global Income Portfolio under the investment management agreement for the period ending October
31, 1996 (since inception) was $111,282 for the fiscal year ending 1996, $106,170 for the fiscal year ending 1997 and $161,923 for the fiscal year ending
1998.

The Investment Management Agreement between the Fund and McGlinn Capital Management, Inc. for the McGlinn
Balanced Portfolio was approved by the Board of Directors on April 5, 1999 and ratified by shareholders of the Portfolio on June 14, 1999. The agreement requires McGlinn Capital Management to provide the Portfolio with a continuous review of and recommendations regarding investment of its assets.
The agreement continues in full force until April 4, 2001 and may be continued thereafter from year to year if renewed annually by a majority vote of the Board of Directors of the Fund, or by a vote of the holders of a majority of the outstanding voting securities of the Portfolio, but in either case, in order to effect any such continuance the terms of the agreement must also be approved by a majority vote, cast in person, of those Fund Directors who are not parties to the agreement or interested persons of any such party, as defined by the Investment Company Act of 1940, at a meeting called for the purpose of considering the approval of the agreement. The agreement terminates automatically if it is transferred or assigned by either party, which would include a change of control of McGlinn Capital
Management, and may be terminated by either party without penalty on 60 days written notice.

Under its investment management agreement, the Portfolio pays McGlinn Capital Management an advisory fee equal to an annual rate of 0.60% of the value of the net assets. The total amounts paid by the Portfolio to its former investment advisor for the period ending October 31, 1996 (since inception) was $240,174, for the fiscal year ending October 31, 1997 was $250,734 and for the fiscal year ending October
31, 1998 was $75,745.

Penn Street Advisors also serves as the Administrator and Transfer Agent of the Fund under an Administration Agreement and Transfer Agent
Agreement. The services include the administration of the Fund's business affairs, supervision of services provided by other organizations providing services to the Fund, including the custodian, dividend disbursing agent, legal counsel and independent accountants, preparation of certain Fund records and documents, record keeping and accounting services.
The total amounts paid to Penn Street Advisors for these services were $91,863 for the fiscal year ending 1996, $95,451 for the fiscal year ending
October 31, 1997 and $32,361 for the fiscal year ending 1998 for the Global Equity Portfolio and $46,167 for the fiscal year ending 1996, $45,044 for the fiscal year ending 1997 and $68,062 for the year ending 1998 for the Global Income Portfolio.


SALE OF FUND SHARES

The Fund makes a continuous offering of its shares, but retains the right to reject any offer to purchase its shares.

The net asset value per share of each Portfolio is calculated as of the close of trading on the NYSE on each day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Martin
Luther King, Jr. Day, Washington's Birthday, Good
Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day, and Christmas Day, and the Fund does not accept purchase or redemption orders on these days.

Trading in securities owned by the Portfolios may take place in various foreign markets on days (such as Saturday) when the Fund is not open for business and does not calculate the net asset value of the Portfolios. Events affecting the values of foreign portfolio securities that occur after the markets for these securities are closed but before the time the Portfolios' net asset values are calculated will not be reflected in the Portfolios' net asset values unless the Advisor, in accordance with policies adopted by the Board of Directors, determines that the particular event should be taken into account in computing the Portfolio's net asset value, in which case the affected securities would be valued in good faith, at fair value.

Determination of net asset value (and the offering and redemption price of shares) of the Portfolios may be suspended when (a) the NYSE is closed, other than customary weekend and holiday closings, (b) trading on the NYSE is restricted (c) an emergency exists as a result of which disposal of securities owned by a Portfolio is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or (d) when the SEC may, by order, permit for the protection of a Portfolio's shareholders.


DISTRIBUTION

The Board of Directors of the Fund and stockholders
of each Portfolio approved a Distribution Plan in
accordance with Rule 12b-1 under the Investment
Company Act of 1940 (the "Plan") which provides for
payment by each Portfolio of expenses related to the
distribution of Fund shares and shareholder services.
Under the Plan each Portfolio is authorized to make
monthly payments of 1/48th of 1% of the net asset
value of the Portfolio (.25% on an annual basis)
based on the net asset value of the Portfolio.
Payments made to East Coast Consultants, Inc. as
compensation to the underwriter, for the period
ending October 31, 1997 were $5,210 for the    McGlinn
Balanced Portfolio (then named Global Equity
Portfolio) and $708 for the Global Income Portfolio.
East Coast Consultants, Inc. elected not to receive
compensation during the fiscal year ended October 31,
1998.     Under the Plan, East Coast Consultants, Inc. is
reimbursed for all expenses incurred in the distribution of Fund shares, and, subject to Board approval, also may be compensated by the Fund. The
Plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

The Plan remains in effect until    October 31, 2000 and
may be continued with respect to either Portfolio     for
one year terms if approved at least annually by a
majority vote, cast in person, of both the Board of
Directors and Disinterested Directors of the Fund, at
a meeting called for the purpose of voting on the
Plan. The Plan may be terminated    with respect to
either Portfolio     at any time, without penalty, by a
vote of a majority of the Fund's disinterested
directors, or by vote of a majority of the
outstanding voting securities of the    affected
Portfolio.     The Plan terminates automatically in the
event of an "assignment" of the Plan as defined in
section 2(a)(4) of the Investment Company Act of 1940. Also while the Plan remains in effect the nomination of the Disinterested Directors of the Fund is committed to the discretion of such Directors.

The Board of Directors    believes     there is a reasonable
likelihood that the Plan will benefit the Portfolios and their shareholders by promoting the sale of shares and encouraging the retention of shares by holders. The benefits that would accrue to the Portfolios by an increase in the level of sales of shares are an enhanced ability to expand investment opportunities with increased cash and certain costs of operation would be decreased in proportion to the size of the Portfolio.


TAX STATUS

Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").
In order to so qualify, a Portfolio must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income
(including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades and businesses.

Provided each of the Portfolios qualifies for treatment as a regulated investment company, they will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.


An excise tax at the rate of 4% will be imposed on the excess, if any, of each Portfolio's "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Portfolio's ordinary income for the calendar year, plus 98% of its capital gain net income recognized during the one-year period ending on October 31, plus undistributed amounts from prior years. The Portfolios intend to make distributions sufficient to avoid imposition of the excise tax.
Distributions declared by the Funds during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

Gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables, or pays such liabilities, are generally treated as ordinary income or loss.
Similarly, a portion of the gains or losses realized on disposition of debt securities denominated in a foreign currency may also be treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders, rather than increasing or decreasing the amount of the Portfolio's capital gains or losses.

When a Portfolio writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Portfolio's assets and liabilities as an asset and as an equivalent liability.

In writing a call, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Portfolio has written expires on its stipulated expiration date, the Portfolio recognizes a short-term capital gain. If a Portfolio enters into a closing purchase transaction with respect to an option which the Portfolio has written, the Portfolio realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The premium paid by a Portfolio for the purchase of a put option is recorded in the Portfolio's statement of assets and liabilities as an investment and is subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.
The current market value of a listed option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a capital loss for federal income tax purposes equal to the cost of the option. If a Portfolio exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

The amount of any realized gain or loss on closing out an option on an index future will result in a realized gain or loss for tax purposes. Such options held by a Portfolio at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for federal income tax purposes.
Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss. Certain options, futures contracts and options on futures contracts utilized by the Portfolios will be "Section 1256 contracts." Any gains or losses on Section 1256 contracts held by a Portfolio at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

Dividends eligible for designation under the dividends received deduction and paid by a Portfolio will qualify in part for the 70% dividends received deduction for corporations provided, that the Portfolio shares have been held for at least 45 days.

The Portfolios will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains and the portion of its dividends which may qualify for the 70% deduction.

It is expected that certain dividends and interest received by the Portfolios will be subject to foreign withholding taxes. If more than 50% in value of the total assets of a Portfolio at the close of any taxable year consists of stocks or securities of foreign corporations, such fund may elect to treat any foreign taxes paid by it as if paid by its shareowners. The Portfolios will notify shareowners in writing each year whether they have made the election and the amount of foreign taxes it has elected to have treated as paid by the shareowners.
If they make the election, its shareowners will be required to include in gross income their proportionate share of the amount of foreign taxes paid by the Portfolios and will be entitled to claim either a credit or deduction for their share of the taxes in computing their U.S. federal income tax subject to certain limitations. No deduction for foreign taxes may be claimed by shareowners who do not itemize deductions.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareowner's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of each Portfolio's income flows through to its shareowners. Gains from the sale of securities will be treated as derived from U.S.
sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated income derived from U.S.
sources. The limitation on the foreign tax credit is applied separately to foreign source passive income
(as defined for purposes of foreign tax credit) such as foreign source passive income received from the respective Portfolio. Because of changes made by the Code, shareowners may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Portfolios.

Shareholders may be subject to a 31% withholding tax on the dividends, distributions and redemption payments ("back-up withholding") if their certified taxpayer identification number is not on file with the Fund or if, to the Fund's knowledge, the shareholder has furnished an incorrect number.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. For the complete provisions, reference should be made to the pertinent
Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action at any time and retroactively.

Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes as well as the application of the foreign tax credit.


The foregoing discussion relates solely to U.S.
federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).


PRINCIPAL SHAREHOLDERS

   As of June 15, 1999 the following entities held more than 5% of the shares of the McGlinn Balanced
Portfolio: Wynrhys Coghlan 746 Mt. Moro Rd.,
Villanova, PA 19085, holding 17%, Marilyn Day 947
Rock Creek Road, Bryn Mawr, PA 19010, holding 20%,
James Hovey 1325 Morris Drive, Suite 201, Wayne, PA
19087, holding of 25%, Fred Fox 76 Milita Hill Drive,
Wayne, PA  19087, holding 7%, Millennium Bank Trust
30 Valley Stream Pkwy, Malvern, PA  19355 holding
18%, Martin Braun, 1095 Baron Drive, Bryn Mawr, PA
19010, holding 8%.

As of June 15, 1999, there were five shareholders with holdings over 5% of the Global Income Portfolio:
the Geraldine D. Fox Foundation with 8%, the Richard
J. Fox Foundation with 20%, the Institute for Bio-
Information Research with 17%, Fox Family Partnership with 47%, and the National Organization for Hearing
Research with 5% all at 1325 Morris Drive, Suite 203,
Wayne, PA  19087.

The directors and officers of the Fund, as a group, own less than 1% of the outstanding shares of either
Portfolio. [The Fox Family Partnership and the
Richard J. Fox Foundation have enough votes to control the policies of the Income Portfolio whose shares they own and to elect the board of directors.]